Supplement dated July 23, 2021
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus and SAI Dated
Columbia Funds Variable Series Trust II
Variable Portfolio – Partners International Growth Fund	5/1/2021
Effective immediately, the portfolio manager information for William Blair Investment Management, LLC under the caption “Fund Management” in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: William Blair Investment Management, LLC (William Blair)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Alaina Anderson, CFA	Partner of William Blair	Co-Portfolio Manager	July 2021
Simon Fennell	Partner of William Blair	Co-Portfolio Manager	2019
Kenneth McAtamney	Partner of William Blair	Co-Portfolio Manager	2019
The rest of the section remains the same.
Effective immediately, the portfolio manager information for William Blair Investment Management, LLC under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: William Blair Investment Management, LLC (William Blair)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Alaina Anderson, CFA	Partner of William Blair	Co-Portfolio Manager	July 2021
Simon Fennell	Partner of William Blair	Co-Portfolio Manager	2019
Kenneth McAtamney	Partner of William Blair	Co-Portfolio Manager	2019
Ms. Anderson joined William Blair in 2006. Ms. Anderson began her investment career in 1999 and earned a B.S. in economics from the Wharton School of the University of Pennsylvania and an M.B.A. in finance from the University of Chicago Booth School of Business.
Mr. Fennell joined William Blair in 2011. Mr. Fennell began his investment career in 1997 and earned an M.A. from the University of Edinburgh and an M.B.A. from the Johnson Graduate School of Management, Cornell University.
Mr. McAtamney joined William Blair in 2005. Mr. McAtamney began his investment career in 1997 and earned a B.A. in finance from Michigan State University and an M.B.A. from Indiana University.
The rest of the section remains the same.
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers - Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above mentioned Fund with respect to William Blair has been superseded and replaced with the following:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
Information is as of December 31, 2020, unless otherwise noted
VP – Partners International Growth Fund	William Blair: Alaina Anderson(i)	5 RICs 13 PIVs 21 other accounts	$2.47 billion $2.55 billion $3.20 billion	None	William Blair	William Blair
	Simon Fennell	10 RICs 19 PIVs 47 other accounts	$8.47 billion $5.00 billion $13.41 billion	None
	Kenneth McAtamney	10 RICs 24 PIVs 45 other accounts	$8.26 billion $4.92 billion $14.15 billion	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(i)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of June 30, 2021.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-3035-1 A (07/21)